UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 12, 2008


                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)


           Nebraska                001-31924              84-0748903
  ----------------------------   -------------         ------------------
 (State or other jurisdiction     (Commission          (I.R.S. Employer
      of incorporation)           File Number)       Identification No.)


          121 South 13th Street
                 Suite 201
          Lincoln, Nebraska                                  68508
-----------------------------------------                 ------------
 (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

         On May 12, 2008, Nelnet, Inc. (the "Company") issued a press release with respect to its financial results for the quarter ended March 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report. In addition, a copy of the supplemental financial information for the quarter ended March 31, 2008, which was made available on the Company's website at www.nelnetinvestors.com on May 12, 2008 in connection with the press release, is furnished as Exhibit 99.2 to this report.

         Exhibits 99.1 and 99.2 shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall such Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, information on the Company's website is not incorporated by reference into this report and should not be considered part of this report.

Item 9.01  Financial Statements and Exhibits.

      (d) Exhibits. The following exhibits are furnished as part of this report:

         Exhibit
           No.               Description
       ---------    ------------------------------------------------------------

         99.1 Press Release dated May 12, 2008 - "Nelnet Reports First-Quarter 2008 Results"

         99.2 Nelnet, Inc. Supplemental Financial Information for the First Quarter 2008

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 13, 2008

                                           NELNET, INC.




                                           By:       /s/ TERRY J. HEIMES
                                                  ------------------------------
                                           Name:      Terry J. Heimes
                                           Title:     Chief Financial Officer